Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.23K

EIGHTEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK, L.L.C.

This EIGHTEENTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This Amendment shall be effective as of the date last signed below (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Whereas, pursuant to Schedule L of the Agreement (as amended by the Tenth Amendment to the Agreement, dated January 14, 2011 (CSG #2307267) (the “10th Amendment”) and the Amended and Restated Third Amendment to the Agreement (the “A&R 3rd Amendment”), which was effected by the 10th Amendment), upon the completion of the Platform Migration, as described in Section 4(b) the A&R 3rd Amendment (i.e., such completion meaning that all of Customer’s Active Subscribers are on ACP and there are zero (0) subscribers in Cycle E and, except as provided for in the Nineteenth Amendment to the Agreement of even date herewith, CSG has completed all Custom Roadmap Development provided for in Attachment B to the A&R 3rd Amendment) (“Completion of Platform Migration”), Schedule A and Exhibit A-5 will be amended to remove the CSG Smartlink® Service and replace it with the CSG SmartLink® BOS Service;

Now therefore, CSG and Customer agree as follows as of the Effective Date:

1.	Upon the Completion of Platform Migration, Schedule F, Fees, CSG Services, Subsection II, Interfaces, of the Agreement shall, without further actions of the parties, be deemed to be amended to delete Subsection C, entitled “CSG Smartlink,” in its entirety and replaced with the following Subsection C:

C.	CSG SmartLink® BOS (SLBOS) Interface

Description of Item/Unit of Measure	Frequency	Fee
A. Installation and Start-Up (Note 1)	***********	*****
B. Interface Development and Technical Services (Note 2) (Note 5)	***********	*****
C. SLBOS Fees based on ************ *** ****** ******* (Note3) (Note4)
1. Tier 1 Processing Level *********** ** ** *** ****	*******	*************** ************** *****************
2. Tier 2 Processing Level *********** **** *** *** ** ** *** **** (incremental to Tier 1 above)	*******	$*********
3. Tier 3 Processing Level (******* **** *** ***) (per incremental TPS) (incremental to Tier 1 and Tier 2 above)	*******	$******

Note 1: Installation and Start-Up Services. All installation and start-up services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 2: Interface Development and Technical services. Quote relates to interface development services and technical services requested by Customer in relation to the client side integration of Customer’s third party applications. All interface development services and technical services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 3: Customer’s TPS processing will be reviewed and adjusted on a ********* ******** basis at the end of the months of *****, ****, ********* and ******** of each year during the Term of the Agreement. For the purpose of determining the TPS processing level applicable to the next ******** *******, the ******* ***** *** measurements (as measured ****** per Note 4 below) on **** *** different **** for each of the ***** *** ****** of the then-ending ******* will be combined to create a list of ******* **** ******** (the “********* TPS Measurement List”). CSG shall provide a copy of the ********* Measurement List to Customer no later than the ***** ******** *** of the month immediately following the end of the ******** *******. The lowest TPS value on the ********* TPS Measurement List (“Determining TPS Value”) will be the TPS value used to determine the TPS processing level applicable going forward for the next ******** ******* (“New Licensed TPS”). CSG will begin invoicing Customer for the New Licensed TPS in the month immediately following the end of the ******** *******. For clarification purposes, TPS fees shall in no event be less than the minimum of the TPS processing level (supporting up to ***** ******* ***** TPS) specified above, i.e., included with the ******* ****** ********** ****** at no additional cost. Customer reserves the right to request the ********* TPS Measurement List at any time outside of the *****, ****, ********* and ******** review time periods. Customer may ****** the number of SLBOS TPS upon providing CSG ****** **** **** advance written notice and the ********** shall be applied on the ***** *** of the month following the **th *** of notice.

Note 4: TPS ****** measurements will consist of average measurements taken over ***** **** ****** intervals. The ****** interval will be calculated from *** ** *** **** **** (e.g., from **:** ** ****). During any *** *** **** period, the total number of transactions will be counted and then be ******* ** ***** ******** *** ******* ******* ******* to create the ****** TPS measurement.

Note 5: Customer requested enhancements to the existing SmartLink BOS infrastructure will be covered by Annual Support Hours. Requests for a new interface or a new interface to a third party will be covered by Item B in the table above (Interface Development and Technical Services).

2.	Customer desires to purchase, and CSG agrees to provide, incremental SLBOS TPS to support ACP production environment made available for Customer. Beginning on the date on which Customer’s first Active Subscriber is migrated to ACP (such date is also known as the “go-live day”) of migration to ACP, for the SLBOS TPS fee set forth in the table in Section 2 above, CSG agrees to provide SLBOS TPS in the amount of ***** ******* ******** ****; provided, however, that if Customer’s forecasted usage ****** **** **** prior to the go-live day be less than ***** ******* ******** *****, then CSG shall use the lower forecasted amount as of such date (i.e., the date that is ****** **** **** prior to the go-live day) as the amount of SLBOS TPS to be provided on the go-live day and Customer shall be invoiced for such on Customer’s monthly invoice. During the ****** **** **** after the go-live day, Customer may increase or decrease utilization of the SLBOS TPS and shall be invoiced for such on Customer’s monthly invoice in accordance with the SLBOS TPS utilized during such month. Customer and CSG agree that the SLBOS TPS usage as of the **** *** of the ****** **** **** after the go-live day shall be the level for which SLBOS TPS are prospectively provided and paid for by Customer at the SLBOS TPS fee set forth in Section 2 above, beginning with the first monthly invoice provided to Customer in accordance with the Agreement following the go-live day.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.

By:	/s/ Michael K. McClaskey
	Name:	Michael K. McClaskey
	Title:	Senior Vice President and Chief Information Officer
	Date:	1-12-12

CSG SYSTEMS, INC.

By:	/s/ Michael J. Henderson
	Name:	Michael J. Henderson
	Title:	EVP Sales & Marketing
	Date:	1/13/12